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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported) August 21, 1997

         HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of August 1, 1997, providing for the issuance of Headlands Home Equity Loan Trust 1997-1, Series 1997- 1, Revolving Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                        333-28031       68-0397342
(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
Incorporation)                         File Number)     Identification No.)

900 Larkspur Landing Circle                             94939
Suite 240                                               (Zip Code)
Larkspur, California
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code (415) 925-5442


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Item 5.  Other Events

         In connection with the offering of Home Equity Loan Asset-Backed Notes, Series 1997-1, Class A and Class S Notes, of which Headlands Home Equity Loan Trust 1997-1 is the issuer as described in a Prospectus Supplement dated as of August 18, 1997 to the Prospectus dated as of July 17, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                   (a)      Not applicable.
                   (b)      Not applicable.

                   (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEADLANDS MORTGAGE
                                                          SECURITIES INC.

                                                 By: /s/ Gilbert MacQuarrie
                                                     ------------------------
                                                     Name: Gilbert MacQuarrie
                                                     Title: Vice President

Dated: August 14, 1997

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                                  Exhibit Index

Exhibit                                                                   Page

99.1.    Related Computational Materials (as defined in Item 5 above).




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